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                   AMENDMENT NO. 2 TO REIMBURSEMENT AGREEMENT

          AMENDMENT No. 2 dated as of January 30, 1997 to the Amended and Restated Letter of Credit and Reimbursement Agreement dated as of February 28, 1995, as heretofore amended (as so amended, the "Reimbursement Agreement"), among TENET HEALTHCARE CORPORATION, as account party, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, THE BANK OF NEW YORK, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Banks, and THE BANK OF NEW YORK, as Issuing Bank.

          WHEREAS, the Reimbursement Agreement incorporates by reference, or otherwise refers to, certain provisions of the 1996 Credit Agreement (as defined therein);

          WHEREAS, the 1996 Credit Agreement is to be replaced by a new credit agreement (the "1997 Credit Agreement"); and

          WHEREAS, the parties hereto desire to amend the Reimbursement Agreement so that it refers to the relevant provisions of the 1997 Credit Agreement rather than the 1996 Credit Agreement;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. DEFINITIONS, REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Reimbursement Agreement has the meaning assigned to such term in the Reimbursement Agreement. Each reference to "hereof", "hereunder", "herein", and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Reimbursement Agreement shall, after this Agreement becomes effective, refer to the Reimbursement Agreement as amended hereby.

          SECTION 2.     AMENDMENT OF DEFINITIONS.  The definitions in Section
1.01 of the Reimbursement Agreement are amended as follows:

          (a) The definition of "Letter of Credit Fee Rate" is deleted and replaced by the following definition:

               "Letter of Credit Fee Rate" means a rate per annum equal to the LC Fee Rate determined in accordance with the Pricing Schedule attached to the 1997 Credit Agreement.

          (b) The following new definitions are added immediately after the definition of "1996 Credit Agreement":

               "1997 Closing Date" means the "Closing Date", as such term is defined in the 1997 Credit Agreement.


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               "1997 Credit Agreement" means the Credit Agreement dated as of
          January 30, 1997 among the Company, the Lenders, Managing Agents and Co-Agents party thereto, The Bank of New York and The Bank of Nova Scotia, as Documentation Agents, Bank of America National Trust and Savings Association, as Syndication Agent, and Morgan Guaranty Trust Company of New York as Administrative Agent, as such agreement may be amended from time to time.

          (c) The definition of "Termination Date" is amended to read as follows:

               "Termination Date" means the date which is five Business Days prior to the "Termination Date" under and as defined in the 1997 Credit Agreement.

          SECTION 3. LETTER OF CREDIT FEE. Section 3.01(a) of the Reimbursement Agreement is amended to read as follows:

          (a) LETTER OF CREDIT FEE. For the account of the Banks, a letter of credit fee calculated for each day at the Letter of Credit Fee Rate for such day on the aggregate outstanding face amount of the Series A L/C and the Series B L/C on such day. Such letter of credit fee shall accrue from and including the 1997 Closing Date to and including the Termination Date and shall be payable quarterly in arrears on the last Business Day of each March, June, September and December and on the Termination Date.

          SECTION 4. REPRESENTATIONS AND WARRANTIES. Section 4.03 of the Reimbursement Agreement is amended to read as follows:

          SECTION 4.03 REPRESENTATIONS TO BE UPDATED. In connection with any extension of the Letters of Credit after the 1997 Closing Date, the Company will update the following representations and warranties as provided in Section 5.02(b) hereof:

               (i)  the representations and warranties made by the Company in
          Section 4.01 of this Agreement;

               (ii) the representations and warranties made by the Company in Sections 4.04 through 4.14 of the 1997 Credit Agreement (defined terms used therein having the meanings assigned to such terms in the 1997 Credit Agreement except that, for purposes of this Agreement, (A) the term "Financing Documents" shall include this Agreement, the Lease Guaranty and the Letters of Credit and (B) the terms "this Agreement" and "hereby" contained in Section 4.12 thereof shall include this Agreement);

               (iii) the representations and warranties made by the Company in the Securities Pledge and Security Agreement; and


                                        2

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               (iv) any other representations and warranties made by the Company in any certificate, document or financial or other statement furnished at any time hereunder or in connection herewith.

          SECTION 5. CONDITIONS TO EXTENSIONS OF LETTERS OF CREDIT. Section 5.02(b) of the Reimbursement Agreement is amended to read as follows:

               (b) the fact that each of the representations and warranties referred to in Section 4.03 hereof will be true and correct on and as of the date of extension of the Letters of Credit as if made on and as of such date (except that representations and warranties made with respect to specified dates or periods will be true and correct as of such specified dates or for such specified periods, as the date may be); and

          SECTION 6. INCORPORATION OF COVENANTS BY REFERENCE. Section 6.01 of the Reimbursement Agreement is amended to read as follows:

          SECTION 6.01 INCORPORATION BY REFERENCE. The Company agrees that, so long as any Commitment remains in effect, any amount remains available for drawing under any Letter of Credit or any amount is owing to any Bank or the Issuing Bank hereunder, the Company shall observe and perform each of its covenants and undertakings set forth in Article 5 of the 1997 Credit Agreement and such covenants and undertakings are hereby incorporated herein by reference. Defined terms used in Article 5 of the 1997 Credit Agreement have the meanings assigned such terms in the 1997 Credit Agreement; PROVIDED that, for purposes of this Section 6.01, (i) the term "Lenders" shall mean the Banks, (ii) the term "Financing Documents" shall include this Agreement, the Lease Guaranty and the Letters of Credit, (iii) the term "Required Lenders" shall mean the Required Banks, (iv) the term "Default" shall mean a Default as such term is defined herein, and (v) the term "Administrative Agent" shall mean the Issuing Bank.

          SECTION 7. CROSS DEFAULT. Section 7.01(e) of the Reimbursement Agreement is amended to read as follows:

          (e) An Event of Default under and as defined in the 1997 Credit Agreement shall have occurred and be continuing; or

          SECTION 8. AMENDMENTS AND WAIVERS. Section 11.05(B) of the Reimbursement Agreement is amended to read as follows:

          (B) Any amendment or waiver of any provision of Articles 4 and 5 (or any related definition) of the 1997 Credit Agreement shall be effective for purposes of Articles IV and VI of this Agreement if signed by the Company and the Required Banks hereunder in their respective capacities as "Lenders" under the 1997 Credit Agreement.


                                        3

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          SECTION 9.     GOVERNING LAW.  This Amendment shall be governed by and
construed in accordance with the laws of the State of New York.

          SECTION 10. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. The Company represents and warrants that, on the 1997 Closing Date, the representations and warranties made by the Company in Section 4.03 of the Reimbursement Agreement are true in all material respects, and no Default has occurred and is continuing.

          SECTION 11. COUNTERPARTS; EFFECTIVENESS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effective as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective and binding on the parties hereto when:

          (i) the Issuing Bank shall have received from each of the Company, the Banks and the Issuing Bank either a counterpart hereof signed by such party or telex, facsimile or other written confirmation satisfactory to it that such party has signed a counterpart hereof;

          (ii) the Issuing Bank shall have received a coy of the 1997 Credit Agreement in the form signed by all the parties thereto and the 1997 Credit Agreement shall have become effective; and

          (iii) the Company shall have paid to the Issuing Bank (A) all fees accrued for the account of the Banks to but excluding the 1997 Closing Date pursuant to Section 3.01(a) of the Reimbursement Agreement and (B) all Reimbursement Obligations and other amounts (if any) due and payable to the Issuing Bank on or before the 1997 Closing Date.


                                        4

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date and year first above written.


                                   TENET HEALTHCARE CORPORATION

                                   By:    /S/ SCOTT M. BROWN
                                          -----------------------------------
                                   Title: Senior Vice President


                                   BANK OF AMERICA NATIONAL TRUST
                                     AND SAVINGS ASSOCIATION

                                   By:    /S/ WYATT R. RITCHIE
                                          -----------------------------------
                                   Title: Managing Director


                                   MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK

                                   By:    /S/ DIANA H. IMHOF
                                          -----------------------------------
                                   Title: Vice President


                                   THE BANK OF NEW YORK, as a Bank

                                   By:    /S/ LISA Y. BROWN
                                          -----------------------------------
                                   Title: Vice President


                                   THE BANK OF NEW YORK, as Issuing Bank

                                   By:    /S/ LISA Y. BROWN
                                          -----------------------------------
                                   Title: Vice President


                                        5

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                                                                      SCHEDULE I

                               LIST OF COMMITMENTS
                             AS OF 1997 CLOSING DATE


BANK                                                          COMMITMENT
----                                                          ----------

The Bank of New York                                        $28,983,333.34

Bank of America National Trust and                           28,983,333.33
    Savings Association

Morgan Guaranty Trust Company of New York                    28,983,333.33
                                                             -------------

TOTAL                                                       $86,950,000.00
                                                            --------------
                                                            --------------